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[EATON VANCE(R) MANAGED INVESTMENTS LOGO]

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ANNUAL REPORT OCTOBER 31, 2002

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                                   EATON VANCE

                                   TAX-MANAGED

                                  INTERNATIONAL

                                     GROWTH

                                      FUND

[GRAPHIC]

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                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

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EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

Thomas E. Faust Jr.
President

Eaton Vance Tax-Managed International Growth Fund Class A shares had a total return of -27.48% for the year ended October 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $7.35 on October 31, 2001 to $5.33 on October 31, 2002.(1)

Class B shares had a total return of -28.10% for the same period, the result of a decrease in NAV from $7.19 to $5.17.(1) Class C shares had a total return of -28.13% for the same period, the result of a decrease in NAV from $7.18 to $5.16.(1) Class D shares had a total return of -28.08%, the result of a decrease in NAV from $7.87 to $5.66.(1)

By comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based, unmanaged market index of international stocks - had a total return of -13.21% between October 31, 2001 and October 31, 2002.(2)

ECONOMIC UNCERTAINTY ...

To date, 2002 has seen a disconnect between improving economic conditions and sinking stock markets. International equity markets have been very weak so far this year, as high stock valuations, geopolitical uncertainties, the collapse of the tech/telecom investment bubble, and fallout from the crisis of confidence in American business and financial institutions all contributed to the decline.

While international equity markets generally posted better performances than their U.S. counterparts to date in 2002, several key market indexes ended the period in negative territory, including indexes in Hong Kong, the United Kingdom, and throughout Europe. However, encouraged by a strong October showing by U.S. stocks, most European and Asian markets experienced a similar rebound, with the notable exception of Japan.

AMID UNCERTAINTY, OPPORTUNITIES FOR GROWTH ...

The past year has presented us with an enormously challenging investment environment, one we can be sure will continue for the foreseeable future. Yet we feel confident that the opportunities we've seen in the development of international equities remain in place, and that we are well positioned to seek out further opportunities on a global basis going forward.

We are pleased to introduce with this report Portfolio Manager Kiersten H. Christensen. In the pages that follow, Ms. Christensen discusses the Fund's performance and outlook going forward.

                                          Sincerely,

                                          /s/ Thomas E. Faust Jr.

                                          Thomas E. Faust Jr.
                                          President
                                          December 6, 2002


FUND INFORMATION
AS OF OCTOBER 31, 2002

PERFORMANCE(3)                                      CLASS A          CLASS B          CLASS C         CLASS D
--------------                                      -------          -------          -------         -------
Average Annual Total Returns (at net asset value)
One Year                                            -27.48%          -28.10%          -28.13%         -28.08%
Life of Fund+                                       -12.84           -13.51           -13.57          -29.47
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                            -31.67%          -31.69%          -28.85%         -31.68%
Life of Fund+                                       -13.97           -13.90           -13.57          -31.66

+ Inception Dates - Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98; Class
D: 3/15/01

TEN LARGEST HOLDINGS(4)
---------------------------------------
Nokia Oyj                           2.7%
Vodafone Group PLC                  2.7
Takeda Chemical Industries, Ltd.    2.6
Amvescap PLC                        2.6
Aegon NV                            2.4
BPAmoco PLC                         2.3
Tomra Systems ASA                   2.3
Satyam Computer Services ADR        2.3
Nestle SA                           2.2
AXA Company                         2.2


(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. (2)It is not possible to invest directly in an Index. (3)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
(4)Ten largest holdings accounted for 24.3% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

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EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

MANAGEMENT DISCUSSION

AN IMPORTANT NOTE TO OUR SHAREHOLDERS


[PHOTO OF KIERSTEN H. CHRISTENSEN]

Kiersten H. Christensen, CFA
Portfolio Manager

We are pleased to announce that, effective November 18, 2002, Kiersten H. Christensen, CFA, became the Portfolio Manager of Tax-Managed International Growth Portfolio, replacing Armin J. Lang.

Ms. Christensen is a Vice President of Eaton Vance Management and Equity Analyst covering companies based in Asia and Southern Europe, as well as the health services and medical products industries.

Prior to assuming analyst responsibilities in 2000, Ms. Christensen was Portfolio Manager of Emerging Markets Portfolio since 1993. She was based in the Hong Kong and London offices of Lloyd George Management, an international investment management firm headquartered in Hong Kong. Previously, Ms. Christensen was the head of research for Chartwell Information, a consulting firm in Washington D.C., for more than 2 years, and was vice president with Katama, Inc., from 1988 to 1990.

Ms. Christensen is a cum laude graduate of Georgetown University, with a degree in International Business, and is a Chartered Financial Analyst.

AN INTERVIEW WITH KIERSTEN H. CHRISTENSEN, PORTFOLIO MANAGER OF TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO


Q: KIERSTEN, LET'S START WITH AN OVERVIEW OF THE FUND'S PERFORMANCE OVER THE PAST YEAR.

A: For the year ended October 31, 2002, the Fund's numbers were disappointing. We significantly underperformed the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE).* This was a difficult background in which to be investing in international growth stocks. Traditional "growth" investments significantly underperformed "value" investments for the third year in a row. Information technology stocks were weak, as earnings shrank across the board, owing to customers' reduced budgets resulting from the general economic squeeze. A similarly cautious attitude reduced advertising budgets, so that media stocks also declined. The Portfolio's exposure in these areas was a negative for performance. We had some further disappointments in some of our financial (especially insurance) and health care (especially biotechnology) investments. Finally, in retrospect, the Portfolio's exposure to smaller-cap names, which generally involve higher risk, detracted from returns.

     *    It is not possible to invest directly in an Index.

GLOBAL WEIGHTINGS+
By total net assets

[CHART]

Japan                 21.2%
United Kingdom        19.8%
Europe                48.8%
Other Asia             3.1%
Other                  5.2%


FIVE LARGEST SECTOR POSITIONS+
By total net assets

[CHART]

Drugs                       11.4%
Telecommunications           9.8%
Insurance                    9.4%
Financial Services           8.0%
Banking                      6.4%

         + Global Weightings and Sector Positions are subject to change due to active management.

Q:   HOW DO YOU MONITOR THE PORTFOLIO'S RISK EXPOSURE?

A: The Portfolio is managed within the parameters specified within the Fund's prospectus. These parameters ensure the Portfolio is broadly diversified by individual holdings, industry, and geography (e.g., with respect to 75% of assets, initial positions may be no larger than 5% of Portfolio assets, no more than 25% of assets may be in any one industry, and the Portfolio must be invested in at least five countries at all times). We also conduct periodic evaluations of the Portfolio's performance including an assessment of certain risk parameters, such as valuation and the deviation of the Portfolio from its benchmark.

Q: AS YOU TAKE OVER THE PORTFOLIO, WILL YOU BE MAKING ANY SIGNIFICANT CHANGES TO THE STOCK SELECTION PROCESS?

A: Our investment objective remains the same:to achieve long-term, after-tax returns for our shareholders by investing in a diversified portfolio of foreign equity securities. To that end, we will continue to use a bottoms-up, fundamental approach in selecting securities for the Portfolio. While investment risk cannot be eliminated, we believe we have effective risk control measures and are continually monitoring performance. As stated in the prospectus, one of the Portfolio's goals is to outperform the EAFE Index.* To that end, we continually analyze the Portfolio's composition versus the Index in terms of sector, industry, country allocations, and stock weightings. We run monthly attribution reports, which allow an unbiased look at the movement and changes in the Portfolio's positioning versus the EAFE Index.* More recently, the Portfolio's composition has moved closer to the EAFE Index, reducing what we feel are unnecessary sector, stock, and country risks.

     We also expect to focus more on larger-capitalization stocks, an area in which risk is more manageable. We also intend to reduce the number of small-cap technology and biotechnology stocks. A reduction in the Portfolio's exposure to some mobile telephony stocks, to certain financial and insurance stocks, and to stocks in weaker economies (e.g., Germany) is also in progress.

Q:   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

A: I am optimistic about the number of opportunities that have presented themselves as valuations have contracted. For the first time in recent years we can find solid, blue chip global franchises selling at either a discount or close to their growth rates in many industries.

     In Japan we are seeing currency initiatives which should benefit exporters, as well as cost-cutting and 'bottom-line' management at the corporate level, a first in Japan. Corporate governance has improved, while deregulation is progressively opening up the services sectors and pharmaceuticals. On the European side, we've been very encouraged by the restructuring and cost cutting efforts at large corporations that have historically lagged their US counterparts. Managements have become more focused on governance policies as demanded by investors and this has improved relations and transparency across the board. The low interest rate environment globally has provided a stable backdrop, while consumer confidence and consumption appears to have bottomed during the third quarter. In all, we see a beneficial environment for the Portfolio's investment universe.


* It is not possible to invest directly in an Index.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS A VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2002

[CHART]

                 EATON VANCE TAX-MANAGED
                INTERNATIONAL GROWTH FUND,
                    CLASS A (AT NAV)              CLASS A WITH MAXIMUM SALES CHARGE     EAFE INDEX
                    ----------------              ---------------------------------     ----------
  4/98                    $10,000                               $10,000                   $10,000
                           $9,990                                $9,415                    $9,951
                           $9,949                                $9,377                   $10,027
                          $10,102                                $9,521                   $10,129
                           $8,861                                $8,351                    $8,874
                           $8,433                                $7,948                    $8,602
 10/98                     $8,993                                $8,476                    $9,498
                           $9,552                                $9,003                    $9,985
                           $9,766                                $9,204                   $10,379
                           $9,512                                $8,965                   $10,348
                           $9,359                                $8,821                   $10,102
                           $9,908                                $9,338                   $10,523
                          $10,234                                $9,645                   $10,950
                           $9,939                                $9,367                   $10,386
                          $10,661                               $10,048                   $10,791
                          $11,200                               $10,556                   $11,111
                          $11,587                               $10,920                   $11,152
                          $11,811                               $11,131                   $11,264
 10/99                    $12,370                               $11,659                   $11,686
                          $13,143                               $12,387                   $12,092
                          $14,185                               $13,369                   $13,177
                          $13,776                               $12,983                   $12,340
                          $14,174                               $13,359                   $12,672
                          $14,880                               $14,024                   $13,164
                          $13,990                               $13,186                   $12,471
                          $13,520                               $12,742                   $12,166
                          $14,031                               $13,224                   $12,642
                          $13,244                               $12,482                   $12,112
                          $13,602                               $12,819                   $12,217
                          $12,896                               $12,154                   $11,622
 10/00                    $12,344                               $11,634                   $11,348
                          $11,219                               $10,574                   $10,922
                          $11,544                               $10,880                   $11,310
                          $12,456                               $11,739                   $11,305
                          $10,622                               $10,011                   $10,457
                           $9,383                                $8,843                    $9,760
                          $10,438                                $9,837                   $10,438
                          $10,069                                $9,490                   $10,070
                           $9,505                                $8,959                    $9,658
                           $8,788                                $8,283                    $9,482
                           $7,908                                $7,453                    $9,242
                           $6,586                                $6,207                    $8,306
 10/01                     $7,529                                $7,095                    $8,519
                           $7,928                                $7,472                    $8,833
                           $7,928                                $7,472                    $8,885
                           $7,406                                $6,980                    $8,413
                           $7,273                                $6,854                    $8,472
                           $7,672                                $7,231                    $8,930
                           $7,488                                $7,057                    $8,989
                           $7,365                                $6,941                    $9,103
                           $6,740                                $6,352                    $8,741
                           $5,972                                $5,628                    $7,878
                           $5,900                                $5,561                    $7,860
                           $4,855                                $4,576                    $7,016
 10/02                     $5,460                                $5,145                    $7,393

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS B VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2002

[CHART]

                 EATON VANCE TAX-MANAGED INTERNATIONAL
                     GROWTH FUND, CLASS B (AT NAV)**      EAFE INDEX
                     -------------------------------      ----------
  4/98                           $10,000                   $10,000
                                  $9,980                    $9,951
                                  $9,929                   $10,027
                                 $10,081                   $10,129
                                  $8,840                    $8,874
                                  $8,403                    $8,602
 10/98                            $8,962                    $9,498
                                  $9,512                    $9,985
                                  $9,725                   $10,379
                                  $9,461                   $10,348
                                  $9,298                   $10,102
                                  $9,837                   $10,523
                                 $10,153                   $10,950
                                  $9,868                   $10,386
                                 $10,570                   $10,791
                                 $11,109                   $11,111
                                 $11,475                   $11,152
                                 $11,689                   $11,264
 10/99                           $12,238                   $11,686
                                 $12,991                   $12,092
                                 $14,005                   $13,177
                                 $13,598                   $12,340
                                 $13,975                   $12,672
                                 $14,668                   $13,164
                                 $13,771                   $12,471
                                 $13,302                   $12,166
                                 $13,802                   $12,642
                                 $13,017                   $12,112
                                 $13,363                   $12,217
                                 $12,660                   $11,622
 10/00                           $12,110                   $11,348
                                 $11,009                   $10,922
                                 $11,314                   $11,310
                                 $12,201                   $11,305
                                 $10,397                   $10,457
                                  $9,174                    $9,760
                                 $10,203                   $10,438
                                  $9,836                   $10,070
                                  $9,286                    $9,658
                                  $8,572                    $9,482
                                  $7,706                    $9,242
                                  $6,422                    $8,306
 10/01                            $7,329                    $8,519
                                  $7,716                    $8,833
                                  $7,706                    $8,885
                                  $7,196                    $8,413
                                  $7,054                    $8,472
                                  $7,441                    $8,930
                                  $7,268                    $8,989
                                  $7,135                    $9,103
                                  $6,524                    $8,741
                                  $5,790                    $7,878
                                  $5,708                    $7,860
                                  $4,699                    $7,016
 10/02                            $5,270                    $7,393

**($5,165 WITH CDSC)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS C VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2002

[CHART]

                        EATON VANCE TAX-MANAGED
                    INTERNATIONAL GROWTH FUND, CLASS C       EAFE INDEX
                    ----------------------------------       ----------
  4/98                           $10,000                       $10,000
                                  $9,969                        $9,951
                                  $9,929                       $10,027
                                 $10,071                       $10,129
                                  $8,830                        $8,874
                                  $8,393                        $8,602
 10/98                            $8,952                        $9,498
                                  $9,502                        $9,985
                                  $9,705                       $10,379
                                  $9,440                       $10,348
                                  $9,288                       $10,102
                                  $9,817                       $10,523
                                 $10,132                       $10,950
                                  $9,837                       $10,386
                                 $10,539                       $10,791
                                 $11,078                       $11,111
                                 $11,434                       $11,152
                                 $11,648                       $11,264
 10/99                           $12,208                       $11,686
                                 $12,950                       $12,092
                                 $13,964                       $13,177
                                 $13,557                       $12,340
                                 $13,934                       $12,672
                                 $14,616                       $13,164
                                 $13,740                       $12,471
                                 $13,261                       $12,166
                                 $13,761                       $12,642
                                 $12,976                       $12,112
                                 $13,323                       $12,217
                                 $12,620                       $11,622
 10/00                           $12,080                       $11,348
                                 $10,970                       $10,922
                                 $11,275                       $11,310
                                 $12,161                       $11,305
                                 $10,369                       $10,457
                                  $9,157                        $9,760
                                 $10,175                       $10,438
                                  $9,809                       $10,070
                                  $9,259                        $9,658
                                  $8,556                        $9,482
                                  $7,690                        $9,242
                                  $6,407                        $8,306
 10/01                            $7,313                        $8,519
                                  $7,700                        $8,833
                                  $7,690                        $8,885
                                  $7,181                        $8,413
                                  $7,038                        $8,472
                                  $7,425                        $8,930
                                  $7,252                        $8,989
                                  $7,120                        $9,103
                                  $6,508                        $8,741
                                  $5,775                        $7,878
                                  $5,694                        $7,860
                                  $4,685                        $7,016
 10/02                            $5,256                        $7,393


PERFORMANCE**                                        CLASS A           CLASS B           CLASS C          CLASS D
-------------                                        -------           -------           -------          -------
Average Annual Total Returns (at net asset value)
One Year                                             -27.48%           -28.10%           -28.13%          -28.08%
Life of Fund+                                        -12.84            -13.51            -13.57           -29.47
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                             -31.67%           -31.69%           -28.85%          -31.68%
Life of Fund+                                        -13.97            -13.90            -13.57           -31.66


+ Inception Dates - Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98; Class
D: 3/15/01


* Source: Thomson Financial. Investment operations commenced 4/22/98. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the total return of the Fund's Class A, Class B, and Class C shares with that of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), a broad-based, unmanaged market index of international stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Index's returns use net dividends which reflect the deduction of withholding taxes. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class A, Class B, and Class C shares and the EAFE Index. An investment in the Fund's Class D shares on 3/15/01 at net asset value would have had a value of $5,660 on October 31, 2002; $5,377 less the applicable sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2002

The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's returns.

Average Annual Total Returns
(For the period ended October 31, 2002)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -27.48%          -12.84%
  Return After Taxes on Distributions        -27.40%          -12.81%
  Return After Taxes on Distributions        -16.78%          - 9.64%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -31.67%          -13.97%
  Return After Taxes on Distributions        -31.59%          -13.95%
  Return After Taxes on Distributions        -19.35%          -10.44%
  and Sale of Fund Shares


Average Annual Total Returns
(For the period ended October 31, 2002)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -28.10%          -13.51%
  Return After Taxes on Distributions        -28.01%          -13.50%
  Return After Taxes on Distributions        -17.15%          -10.16%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -31.69%          -13.90%
  Return After Taxes on Distributions        -31.61%          -13.88%
  Return After Taxes on Distributions        -19.36%          -10.43%
  and Sale of Fund Shares

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -28.13%          -13.57%
  Return After Taxes on Distributions        -28.05%          -13.54%
  Return After Taxes on Distributions        -17.17%          -10.20%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -28.85%          -13.57%
  Return After Taxes on Distributions        -28.77%          -13.54%
  Return After Taxes on Distributions        -17.61%          -10.20%
  and Sale of Fund Shares

RETURNS AT NET ASSET VALUE (NAV) (CLASS D)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -28.08%          -29.47%
  Return After Taxes on Distributions        -28.00%          -29.43%
  Return After Taxes on Distributions        -17.15%          -22.97%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS D)

                                            ONE YEAR        LIFE OF FUND
                                            --------        ------------
  Return Before Taxes                        -31.68%          -31.66%
  Return After Taxes on Distributions        -31.60%          -31.61%
  Return After Taxes on Distributions        -19.36%          -24.62%
  and Sale of Fund Shares

Class A, Class B, andClass C commenced operations on 4/22/98. Class D commenced operations on 3/15/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV)do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. The Fund's after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance (both before and after taxes)is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
------------------------------------------------------
Investment in Tax-Managed International
   Growth Portfolio, at value
   (identified cost, $121,515,230)        $ 80,508,929
Receivable for Fund shares sold                 93,642
Deferred organization expenses                   7,162
------------------------------------------------------
TOTAL ASSETS                              $ 80,609,733
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    565,338
Payable to affiliate for distribution
   and service fees                             16,110
Payable to affiliate for Trustees' fees            340
Accrued expenses                               100,614
------------------------------------------------------
TOTAL LIABILITIES                         $    682,402
------------------------------------------------------
NET ASSETS                                $ 79,927,331
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $207,028,083
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (86,094,451)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                        (41,006,301)
------------------------------------------------------
TOTAL                                     $ 79,927,331
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 27,929,179
SHARES OUTSTANDING                           5,243,748
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.33
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $5.33)       $       5.66
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 29,610,417
SHARES OUTSTANDING                           5,724,497
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.17
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 21,919,353
SHARES OUTSTANDING                           4,243,842
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.16
------------------------------------------------------
Class D Shares
------------------------------------------------------
NET ASSETS                                $    468,382
SHARES OUTSTANDING                              82,681
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.66
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $195,225)            $  1,283,912
Interest allocated from Portfolio              101,604
Expenses allocated from Portfolio           (1,400,635)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $    (15,119)
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,205
Distribution and service fees
   Class A                                     106,575
   Class B                                     421,633
   Class C                                     315,629
   Class D                                       5,809
Transfer and dividend disbursing agent
   fees                                        272,604
Registration fees                               54,146
Printing and postage                            34,606
Custodian fee                                   21,859
Legal and accounting services                   18,326
Amortization of organization expenses           12,793
Miscellaneous                                   16,057
------------------------------------------------------
TOTAL EXPENSES                            $  1,284,242
------------------------------------------------------

NET INVESTMENT LOSS                       $ (1,299,361)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(49,833,198)
   Foreign currency transactions                (5,820)
------------------------------------------------------
NET REALIZED LOSS                         $(49,839,018)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 17,832,669
   Foreign currency                             15,885
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 17,848,554
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(31,990,464)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(33,289,825)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (1,299,361) $     (1,713,730)
   Net realized loss                           (49,839,018)      (31,626,706)
   Net change in unrealized
      appreciation (depreciation)               17,848,554       (57,726,901)
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $    (33,289,825) $    (91,067,337)
----------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $             --  $       (127,124)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $             --  $       (127,124)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     99,660,027  $    126,783,287
      Class B                                    6,656,199        20,302,472
      Class C                                   12,829,702        32,750,818
      Class D                                      627,992           446,453
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                           --           112,259
   Cost of shares redeemed
      Class A                                 (111,874,505)     (127,059,997)
      Class B                                  (15,018,001)      (14,974,425)
      Class C                                  (18,860,399)      (25,548,176)
      Class D                                     (275,546)          (16,641)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $    (26,254,531) $     12,796,050
----------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $    (59,544,356) $    (78,398,411)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    139,471,687  $    217,870,098
----------------------------------------------------------------------------
AT END OF YEAR                            $     79,927,331  $    139,471,687
----------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $             --  $       (361,443)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS A
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.350        $12.070        $12.160        $ 8.840           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)        $(0.044)       $(0.045)       $ 0.025        $ 0.016           $ 0.012
Net realized and unrealized
   gain (loss)                       (1.976)        (4.656)        (0.045)         3.304            (1.172)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.020)       $(4.701)       $(0.020)       $ 3.320           $(1.160)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income          $    --        $(0.019)       $(0.070)       $    --           $    --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(0.019)       $(0.070)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.330        $ 7.350        $12.070        $12.160           $ 8.840
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (27.48)%       (39.01)%        (0.21)%        37.56%           (11.60)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $27,929        $51,419        $84,136        $27,833           $ 6,659
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     1.82%          1.70%          1.62%          1.73%             1.97%(5)
   Net expenses after
      custodian fee
      reduction(4)                     1.82%          1.70%          1.62%          1.73%             1.95%(5)
   Net investment income
      (loss)                          (0.64)%        (0.46)%         0.19%          0.15%             0.25%(5)
Portfolio Turnover of the
   Portfolio                            128%            31%(6)         --             --                --
Portfolio Turnover of the
   Fund(7)                               --             90%            40%            60%               14%
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                                           2.20%(5)
   Expenses after custodian
      fee reduction                                                                                   2.18%(5)
   Net investment income                                                                              0.02%(5)
Net investment income per
   share                                                                                           $ 0.001
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income (loss) per share was computed using average shares outstanding.
 (2) For the period from the start of business, April 22, 1998, to October 31, 1998.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.
 (6) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
 (7) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS B
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.190        $11.880        $12.030        $ 8.810           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.092)       $(0.115)       $(0.073)       $(0.055)          $(0.039)
Net realized and unrealized
   gain (loss)                       (1.928)        (4.575)        (0.051)         3.275            (1.151)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.020)       $(4.690)       $(0.124)       $ 3.220           $(1.190)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income          $    --        $    --        $(0.026)       $    --           $    --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(0.026)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.170        $ 7.190        $11.880        $12.030           $ 8.810
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (28.10)%       (39.48)%        (1.05)%        36.55%           (11.90)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $29,610        $50,444        $79,099        $26,498           $ 9,808
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.57%          2.45%          2.38%          2.53%             2.72%(5)
   Net expenses after
      custodian fee
      reduction(4)                     2.57%          2.45%          2.38%          2.53%             2.70%(5)
   Net investment loss                (1.38)%        (1.21)%        (0.56)%        (0.53)%           (0.80)%(5)
Portfolio Turnover of the
   Portfolio                            128%            31%(6)         --             --                --
Portfolio Turnover of the
   Fund(7)                               --             90%            40%            60%               14%
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                                           2.95%(5)
   Expenses after custodian
      fee reduction                                                                                   2.93%(5)
   Net investment loss                                                                               (1.03)%(5)
Net investment loss per share                                                                      $(0.050)
----------------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the start of business, April 22, 1998, to October 31, 1998.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.
 (6) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
 (7) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.180        $11.860        $12.000        $ 8.800           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.091)       $(0.113)       $(0.077)       $(0.080)          $(0.055)
Net realized and unrealized
   gain (loss)                       (1.929)        (4.567)        (0.047)         3.280            (1.145)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.020)       $(4.680)       $(0.124)       $ 3.200           $(1.200)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income          $    --        $    --        $(0.016)       $    --           $    --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(0.016)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.160        $ 7.180        $11.860        $12.000           $ 8.800
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (28.13)%       (39.46)%        (1.05)%        36.36%           (12.00)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $21,919        $37,263        $54,635        $14,470           $ 4,416
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.57%          2.45%          2.40%          2.71%             2.97%(5)
   Net expenses after
      custodian fee
      reduction(4)                     2.57%          2.45%          2.40%          2.71%             2.95%(5)
   Net investment loss                (1.38)%        (1.20)%        (0.59)%        (0.78)%           (1.15)%(5)
Portfolio Turnover of the
   Portfolio                            128%            31%(6)         --             --                --
Portfolio Turnover of the
   Fund(7)                               --             90%            40%            60%               14%
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                                           3.20%(5)
   Expenses after custodian
      fee reduction                                                                                   3.18%(5)
   Net investment loss                                                                               (1.38)%(5)
Net investment loss per share                                                                      $(0.066)
----------------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the start of business, April 22, 1998, to October 31, 1998.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.
 (6) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
 (7) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               CLASS D
                                  ---------------------------------
                                       YEAR ENDED OCTOBER 31,
                                  ---------------------------------
                                    2002(1)          2001(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.870           $10.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment loss                 $(0.088)          $(0.077)
Net realized and unrealized
   loss                              (2.122)           (2.053)
-------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS          $(2.210)          $(2.130)
-------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                           $ 5.660           $ 7.870
-------------------------------------------------------------------

TOTAL RETURN(3)                      (28.08)%          (21.30)%
-------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   468           $   346
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.57%             2.45%(5)
   Net investment loss                (1.24)%           (1.42)%(5)
Portfolio Turnover of the
   Portfolio                            128%               31%(6)
Portfolio Turnover of the
   Fund(7)                               --                90%
-------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the start of business, March 15, 2001, to October 31, 2001.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.
 (6) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
 (7) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Tax-Managed International Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note
   6). Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (83.9% at October 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $84,444,158 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2007 ($125,361), October 31, 2008 ($3,231,701), October 31, 2009
   ($31,955,609) and October 31, 2010 ($49,131,487). For the year ended October
   31, 2002, income from foreign sources was $1,479,137 and the Fund designated a foreign tax credit of $186,818.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 G Reclassifications -- Certain prior year amounts have been reclassified to conform to the current year presentation.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                      14,737,260    12,424,167
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --         9,421
    Redemptions                               (16,488,577)  (12,408,394)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (1,751,317)       25,194
    --------------------------------------------------------------------

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS B                                       2002          2001
    --------------------------------------------------------------------
    Sales                                       1,022,020     2,010,242
    Redemptions                                (2,310,314)   (1,655,151)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (1,288,294)      355,091
    --------------------------------------------------------------------

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS C                                       2002          2001
    --------------------------------------------------------------------
    Sales                                       1,990,378     3,215,770
    Redemptions                                (2,935,398)   (2,635,244)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (945,020)      580,526
    --------------------------------------------------------------------

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS D                                       2002        2001(1)
    --------------------------------------------------------------------
    Sales                                          80,313        46,182
    Redemptions                                   (41,602)       (2,212)
    --------------------------------------------------------------------
    NET INCREASE                                   38,711        43,970
    --------------------------------------------------------------------

 (1) For the period from the start of business, March 15, 2001, to October 31, 2001.

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $21,884 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2002.

   Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2002, no significant amounts have been accrued or paid.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B,
   Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% (in the case of Class B and Class D) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The Fund paid or accrued $316,225, $236,722 and $4,357 for Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2002, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At October 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,800,000, $5,497,000 and $34,000 for Class B, Class C and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2002 amounted to $106,575, $105,408, $78,907, and $1,452 for Class A, Class B, Class C and Class D shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $270,000, $23,000 and $14,000 of CDSC paid by shareholders for Class B, Class C and Class D shares, respectively, for the year ended October 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $120,050,664 and $147,054,046, respectively, for the year ended October 31, 2002.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS
TRUST AND THE SHAREHOLDERS OF EATON VANCE
TAX-MANAGED INTERNATIONAL GROWTH FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Growth Fund (the Fund)(one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from the start of business April 22, 1998 to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Growth Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.8%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising -- 1.0%
-----------------------------------------------------------------------
Havas Advertising SA                           200,000     $    911,076
-----------------------------------------------------------------------
                                                           $    911,076
-----------------------------------------------------------------------
Airlines -- 1.3%
-----------------------------------------------------------------------
Ryanair Holdings PLC(1)                        200,000     $  1,287,390
-----------------------------------------------------------------------
                                                           $  1,287,390
-----------------------------------------------------------------------
Apparel -- 0.0%
-----------------------------------------------------------------------
Inditex                                          1,500     $     33,720
-----------------------------------------------------------------------
                                                           $     33,720
-----------------------------------------------------------------------
Applications Software -- 2.3%
-----------------------------------------------------------------------
Satyam Computer Services ADR(1)                200,000     $  2,164,000
-----------------------------------------------------------------------
                                                           $  2,164,000
-----------------------------------------------------------------------
Automobiles -- 1.8%
-----------------------------------------------------------------------
Toyota Motor Co.                                70,000     $  1,702,718
-----------------------------------------------------------------------
                                                           $  1,702,718
-----------------------------------------------------------------------
Banking -- 6.4%
-----------------------------------------------------------------------
ABN Amro Holdings                               92,500     $  1,358,469
Allied Irish Banks PLC                          75,789        1,062,012
HSBC Holdings PLC                              151,780        1,690,714
Lloyds TSB Group PLC                           100,000          860,475
Royal Bank of Scotland Group PLC                50,000        1,176,504
-----------------------------------------------------------------------
                                                           $  6,148,174
-----------------------------------------------------------------------
Biotechnology -- 0.5%
-----------------------------------------------------------------------
Lion Bioscience AG ADR(1)                      200,000     $    512,000
-----------------------------------------------------------------------
                                                           $    512,000
-----------------------------------------------------------------------
Broadcasting and Cable -- 1.7%
-----------------------------------------------------------------------
Capital Radio PLC                              200,000     $  1,634,902
-----------------------------------------------------------------------
                                                           $  1,634,902
-----------------------------------------------------------------------
Broadcasting and Publishing -- 1.9%
-----------------------------------------------------------------------
Gruppo Editoriale L'Espresso SPA               300,000     $    978,912
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Broadcasting and Publishing (continued)
-----------------------------------------------------------------------
Nippon Television Network                        5,000     $    812,179
-----------------------------------------------------------------------
                                                           $  1,791,091
-----------------------------------------------------------------------
Business and Public Services -- 0.5%
-----------------------------------------------------------------------
Sap AG                                           6,000     $    462,272
-----------------------------------------------------------------------
                                                           $    462,272
-----------------------------------------------------------------------
Business Services -- 1.1%
-----------------------------------------------------------------------
Thiel Logistik AG(1)                           200,000     $  1,035,854
-----------------------------------------------------------------------
                                                           $  1,035,854
-----------------------------------------------------------------------
Chemicals -- 0.4%
-----------------------------------------------------------------------
Sumitomo Bakelite Co., Ltd.                     99,750     $    400,596
-----------------------------------------------------------------------
                                                           $    400,596
-----------------------------------------------------------------------
Computer Services -- 0.2%
-----------------------------------------------------------------------
Pivotal Corp.(1)                               240,000     $    163,200
-----------------------------------------------------------------------
                                                           $    163,200
-----------------------------------------------------------------------
Computer Software & Services -- 0.6%
-----------------------------------------------------------------------
Maconomy A/S(1)                                878,800     $    585,500
-----------------------------------------------------------------------
                                                           $    585,500
-----------------------------------------------------------------------
Construction and Housing -- 0.6%
-----------------------------------------------------------------------
Volker Wessels Stevin                           30,000     $    609,034
-----------------------------------------------------------------------
                                                           $    609,034
-----------------------------------------------------------------------
Consumer Electronics -- 2.5%
-----------------------------------------------------------------------
Philips Electronics NV                          50,000     $    896,221
Sony Corp.                                      34,950        1,503,441
-----------------------------------------------------------------------
                                                           $  2,399,662
-----------------------------------------------------------------------
Data Processing and Reproduction -- 1.3%
-----------------------------------------------------------------------
Canon, Inc.                                     34,150     $  1,259,962
-----------------------------------------------------------------------
                                                           $  1,259,962
-----------------------------------------------------------------------
Drugs -- 11.4%
-----------------------------------------------------------------------
Biovail Corp.(1)                                50,000     $  1,582,500
GlaxoSmithKline PLC                            100,674        1,921,555

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Drugs (continued)
-----------------------------------------------------------------------
Novartis AG                                     40,000     $  1,525,539
Roche Holding AG                                25,000        1,769,747
Shire Pharmaceuticals Group PLC(1)             200,000        1,611,435
Takeda Chemical Industries, Ltd.                59,950        2,490,780
-----------------------------------------------------------------------
                                                           $ 10,901,556
-----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 0.5%
-----------------------------------------------------------------------
Siemens AG                                      10,000     $    473,264
-----------------------------------------------------------------------
                                                           $    473,264
-----------------------------------------------------------------------
Energy Sources -- 4.1%
-----------------------------------------------------------------------
BP Amoco PLC                                   350,000     $  2,245,057
Royal Dutch Petroleum Co.                       40,000        1,730,252
-----------------------------------------------------------------------
                                                           $  3,975,309
-----------------------------------------------------------------------
Environmental Services -- 2.3%
-----------------------------------------------------------------------
Tomra Systems ASA                              300,000     $  2,198,585
-----------------------------------------------------------------------
                                                           $  2,198,585
-----------------------------------------------------------------------
Financial Services -- 8.0%
-----------------------------------------------------------------------
Acom Co., Ltd.                                  35,050     $  1,084,316
Fortis                                          85,947        1,571,192
ING Groep NV                                   100,000        1,672,617
Nomura Securities Co., Ltd.                     49,200          566,256
Promise Co., Ltd.                               45,050        1,459,869
Van Der Moolen Holdings NV                      60,000        1,339,876
-----------------------------------------------------------------------
                                                           $  7,694,126
-----------------------------------------------------------------------
Food - Retail -- 0.3%
-----------------------------------------------------------------------
Koninklijke Ahold NV/Geneva                     25,000     $    314,420
-----------------------------------------------------------------------
                                                           $    314,420
-----------------------------------------------------------------------
Food and Household Products -- 2.5%
-----------------------------------------------------------------------
Nestle SA                                       10,000     $  2,144,018
Parmalat Finanziaria SPA                       100,000          279,859
-----------------------------------------------------------------------
                                                           $  2,423,877
-----------------------------------------------------------------------
Household Durables -- 1.0%
-----------------------------------------------------------------------
Nitori Co., Ltd.                                 9,900     $    383,846
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Household Durables (continued)
-----------------------------------------------------------------------
Sega Corp.(1)                                   50,000     $    604,032
-----------------------------------------------------------------------
                                                           $    987,878
-----------------------------------------------------------------------
Industrial Automation -- 0.2%
-----------------------------------------------------------------------
Elektrobit Group Oyj                           827,200     $    229,369
-----------------------------------------------------------------------
                                                           $    229,369
-----------------------------------------------------------------------
Industrial Conglomerate -- 1.0%
-----------------------------------------------------------------------
Sonae, S.G.P.S., SA(1)                       2,500,000     $    940,785
-----------------------------------------------------------------------
                                                           $    940,785
-----------------------------------------------------------------------
Insurance -- 9.4%
-----------------------------------------------------------------------
Aegon NV                                       167,470     $  2,270,425
Allianz AG Holding                              15,000        1,575,765
Assicurazione Generali SPA                      25,000          445,387
AXA Company                                    140,000        2,089,335
Legal and General Group PLC                    319,805          555,372
QBE (NL) Insurance Group, Ltd.                  10,000           42,735
Swiss Reinsurance                               30,000        2,083,051
-----------------------------------------------------------------------
                                                           $  9,062,070
-----------------------------------------------------------------------
Internet Service Provider -- 0.2%
-----------------------------------------------------------------------
Terra Networks SA(1)                            34,500     $    167,410
-----------------------------------------------------------------------
                                                           $    167,410
-----------------------------------------------------------------------
Investment Services -- 3.5%
-----------------------------------------------------------------------
Amvescap PLC                                   400,000     $  2,478,168
Zurich Financial Services                        8,823          830,780
-----------------------------------------------------------------------
                                                           $  3,308,948
-----------------------------------------------------------------------
Medical Products -- 3.0%
-----------------------------------------------------------------------
Cambridge Antibody Technology Group
PLC(1)                                          65,000     $    630,493
Given Imaging, Ltd.(1)                         155,000        1,550,000
QIAGEN NV(1)                                   100,000          670,000
-----------------------------------------------------------------------
                                                           $  2,850,493
-----------------------------------------------------------------------
Multimedia -- 0.6%
-----------------------------------------------------------------------
Pearson PLC                                     50,000     $    533,494
-----------------------------------------------------------------------
                                                           $    533,494
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.2%
-----------------------------------------------------------------------
Total Fina Elf SA                               15,000     $  2,066,261
-----------------------------------------------------------------------
                                                           $  2,066,261
-----------------------------------------------------------------------
Retail -- 2.3%
-----------------------------------------------------------------------
Don Quijote Co., Ltd.                           15,000     $  1,313,770
Fast Retailing Co., Ltd.                        30,000          928,088
-----------------------------------------------------------------------
                                                           $  2,241,858
-----------------------------------------------------------------------
Retail - Drug Stores -- 1.6%
-----------------------------------------------------------------------
Matsumotokiyoshi Co., Ltd.                      19,900     $    748,829
Shoppers Drug Mart Corp.(1)                     50,000          794,954
-----------------------------------------------------------------------
                                                           $  1,543,783
-----------------------------------------------------------------------
Semiconductor Components / Integrated Circuits -- 0.8%
-----------------------------------------------------------------------
Taiwan Semiconductor SP ADR(1)                 100,000     $    782,000
-----------------------------------------------------------------------
                                                           $    782,000
-----------------------------------------------------------------------
Semiconductor Equipment -- 3.1%
-----------------------------------------------------------------------
Arm Holdings PLC(1)                            700,000     $    618,760
ASML Holding NV(1)                              50,000          438,208
Rohm Co.                                        14,950        1,882,936
-----------------------------------------------------------------------
                                                           $  2,939,904
-----------------------------------------------------------------------
Telecommunication Equipment -- 4.0%
-----------------------------------------------------------------------
Nokia Oyj                                      155,000     $  2,632,465
Nokia Oyj ADR                                   25,000          415,500
Telefonaktiebolaget LM Ericsson ADR            100,000          789,000
-----------------------------------------------------------------------
                                                           $  3,836,965
-----------------------------------------------------------------------
Telecommunications -- 9.8%
-----------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.               400     $  1,466,003
NTT Mobile Communication Network, Inc.             925        1,706,391
Sonera Oyj(1)                                  400,000        1,857,803
Telecom Italia Mobile SPA                      300,000        1,391,867
Vodafone Group PLC                           1,622,954        2,608,937
Vodafone Group PLC ADR                          25,000          398,000
-----------------------------------------------------------------------
                                                           $  9,429,001
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Telecommunications - Services -- 0.9%
-----------------------------------------------------------------------
BCE, Inc.                                       50,000     $    867,500
-----------------------------------------------------------------------
                                                           $    867,500
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $134,315,766)                          $ 92,870,007
-----------------------------------------------------------------------

PREFERRED STOCKS -- 1.3%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Broadcasting and Cable -- 0.3%
-----------------------------------------------------------------------
ProSiebenSat.1 Media AG                         50,000     $    327,294
-----------------------------------------------------------------------
                                                           $    327,294
-----------------------------------------------------------------------
Construction and Housing -- 1.0%
-----------------------------------------------------------------------
Dyckerhoff AG                                  121,117     $    911,561
-----------------------------------------------------------------------
                                                           $    911,561
-----------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $2,579,444)                            $  1,238,855
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
SLMA Discount Note, 1.72%, 11/1/02          $    8,578     $  8,578,000
-----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $8,578,000)                         $  8,578,000
-----------------------------------------------------------------------
Total Investments -- 107.1%
   (identified cost $145,473,210)                          $102,686,862
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (7.1)%                   $ (6,767,255)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $ 95,919,607
-----------------------------------------------------------------------

 ADR - American Depositary Receipt
 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
COUNTRY                                   OF NET ASSETS  VALUE
--------------------------------------------------------------------
Australia                                         0.0%   $    42,735
Belgium                                           1.6      1,571,192
Canada                                            3.6      3,408,154
Denmark                                           0.6        585,500
Finland                                           5.3      5,135,137
France                                            5.3      5,066,672
Germany                                           5.5      5,298,010
India                                             2.3      2,164,000
Ireland                                           2.5      2,349,402
Israel                                            1.6      1,550,000
Italy                                             3.2      3,096,025
Japan                                            21.2     20,314,011
Netherlands                                      11.8     11,299,523
Norway                                            2.3      2,198,585
Portugal                                          1.0        940,785
Spain                                             0.2        201,130
Sweden                                            0.8        789,000
Switzerland                                       8.7      8,353,134
Taiwan                                            0.8        782,000
United Kingdom                                   19.8     18,963,867
--------------------------------------------------------------------
TOTAL COMMON STOCKS AND PREFERRED STOCKS         98.1    $94,108,862
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS                            9.0    $ 8,578,000

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $145,473,210)                          $102,686,862
Cash                                               977
Receivable for investments sold                699,948
Dividends receivable                            81,896
Prepaid expenses                                   438
Tax reclaim receivable                         161,827
------------------------------------------------------
TOTAL ASSETS                              $103,631,948
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  7,673,822
Payable to affiliate for Trustees' fees            842
Accrued expenses                                37,677
------------------------------------------------------
TOTAL LIABILITIES                         $  7,712,341
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 95,919,607
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $138,677,394
Net unrealized depreciation (computed on
   the basis of identified cost)           (42,757,787)
------------------------------------------------------
TOTAL                                     $ 95,919,607
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $204,867)                              $  1,346,385
Interest                                       104,636
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  1,451,021
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,224,128
Trustees' fees and expenses                     10,836
Custodian fee                                  162,334
Legal and accounting services                   27,192
Miscellaneous                                   37,743
------------------------------------------------------
TOTAL EXPENSES                            $  1,462,233
------------------------------------------------------

NET INVESTMENT LOSS                       $    (11,212)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(50,653,060)
   Foreign currency transactions                (6,402)
------------------------------------------------------
NET REALIZED LOSS                         $(50,659,462)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 16,081,355
   Foreign currency                             15,712
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 16,097,067
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(34,562,395)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(34,573,607)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        PERIOD ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (11,212) $          (244,067)
   Net realized loss                           (50,659,462)         (18,227,254)
   Net change in unrealized appreciation
      (depreciation)                            16,097,067           (3,353,534)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $    (34,573,607) $       (21,824,855)
-------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Tax-Managed International
      Growth Fund                         $             --  $       167,666,427
   Contributions                               138,941,754           18,128,715
   Withdrawals                                (147,966,444)         (24,552,393)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $     (9,024,690) $       161,242,749
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    (43,598,297) $       139,417,894
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of year                      $    139,517,904  $           100,010
-------------------------------------------------------------------------------
AT END OF YEAR                            $     95,919,607  $       139,517,904
-------------------------------------------------------------------------------

 (1) For the period from the start of business, July 23, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  YEAR ENDED OCTOBER 31,
                                  -----------------------
                                    2002        2001(1)
---------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.20%         1.23%(2)
   Net investment loss              (0.01)%       (0.59)%(2)
Portfolio Turnover                    128%           31%
---------------------------------------------------------
TOTAL RETURN(3)                    (27.07)%          --
---------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $95,920      $139,518
---------------------------------------------------------

 (1) For the period from the start of business July 23, 2001, to October 31, 2001.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Tax-Managed International Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Marketable securities that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 H Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2002, the advisory fee amounted to $1,224,128. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2002, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $149,497,294 and $159,277,119, respectively, for the year ended October 31, 2002.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $147,145,258
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,929,510
    Gross unrealized depreciation              (48,387,906)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(44,458,396)
    ------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2002.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2002.

7 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation,

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8 Transfer of Assets
-------------------------------------------
   Investment operations began on July 23, 2001 with the acquisition of the investable assets of Eaton Vance Tax-Managed International Growth Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $167,666,427, including net unrealized depreciation of $55,501,320. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

9 Subsequent Event
-------------------------------------------
   Effective November 18, 2002, Kiersten Christensen is the portfolio manager of the Tax-Managed International Growth Portfolio. She has been an EVM equity analyst since August 2000 and is a Vice President of EVM and BMR. Prior to joining EVM, Ms. Christensen was a portfolio manager and equity analyst at Lloyd George Investment Management (Bermuda) Limited.

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed International Growth Portfolio (the Portfolio) as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets, and the supplementary data for the year ended October 31, 2002, and for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed International Growth Portfolio as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year ended October 31, 2002, and for the period from the start of business, July 23, 2001 to October 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2001

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1991;   Chief Executive Officer
                                          of the Portfolio   of BMR, EVM and their
                                             since 1998      corporate parent and
                                                             trustee, Eaton Vance
                                                             Corp. (EVC) and Eaton
                                                             Vance, Inc. (EV),
                                                             respectively; Director
                                                             of EV; Vice President
                                                             and Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 investment
                                                             companies in the Eaton
                                                             Vance Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR, EVM
                                                             and EVC, which are
                                                             affiliates of the Trust
                                                             and the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1986;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1998      and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III                                     Trust since 1986;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                  of the Portfolio   Banking Emeritus,                              and Director of Telect,
                                             since 1998      Harvard University                             Inc. (telecommunication
                                                             Graduate School of                               services company)
                                                             Business
                                                             Administration.

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1984;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1998      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director,
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds
                                                             (mutual funds).

 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1984;   Consultant.
                                          of the Portfolio
                                             since 1998

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO          SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H. Ahern,   Vice President of       Since 1995      Vice President of EVM and BMR.
 Jr.                     the Trust                           Officer of 34 investment
 7/28/59                                                     companies managed by EVM or
                                                             BMR.
 Kiersten            Vice President of       Since 2002      Vice President of EVM and BMR
 Christensen           the Portfolio                         since August 2000. Previously,
 10/21/65                                                    a portfolio manager and equity
                                                             analyst at Lloyd George
                                                             Investment Management
                                                             (Bermuda) Limited. Officer of
                                                             1 investment company managed
                                                             by EVM or BMR.
 Thomas E. Faust      President of the       Since 2002      Executive Vice President and
 Jr.                       Trust                             Chief Investment Officer of
 5/31/58                                                     EVM and BMR and Director of
                                                             EVC. Officer of 50 investment
                                                             companies managed by EVM or
                                                             BMR.
 Thomas J. Fetter    Vice President of       Since 1997      Vice President of EVM and BMR.
 8/20/43                 the Trust                           Officer of 126 investment
                                                             companies managed by EVM or
                                                             BMR.
 Michael R. Mach     Vice President of       Since 1999      Vice President of EVM and BMR
 7/15/47                 the Trust                           since December 1999.
                                                             Previously, Managing Director
                                                             and Senior Analyst for
                                                             Robertson Stephens
                                                             (1998-1999); Managing Director
                                                             and Senior Analyst for Piper
                                                             Jaffray (1996-1998). Officer
                                                             of 23 investment companies
                                                             managed by EVM or BMR.
 Robert B.           Vice President of       Since 1998      Vice President of EVM and BMR.
 MacIntosh               the Trust                           Officer of 125 investment
 1/22/57                                                     companies managed by EVM or
                                                             BMR.
 Duncan W.           Vice President of   Vice President of   Senior Vice President and
 Richardson              the Trust;       the Trust since    Chief Equity Investment
 10/26/57               President of     2001; President of  Officer of EVM and BMR.
                       the Portfolio       the Portfolio     Officer of 40 companies
                                             since 2002      managed by EVM or BMR.
 Walter A. Row, III  Vice President of       Since 2001      Director of Equity Research
 7/20/57                 the Trust                           and a Vice President of EVM
                                                             and BMR. Officer of 21
                                                             investment companies managed
                                                             by EVM or BMR.
 Susan M. Schiff     Vice President of       Since 2002      Vice President of EVM and BMR.
 3/13/61                 the Trust                           Officer of 24 investment
                                                             companies managed by EVM or
                                                             BMR.
 Edward E. Smiley,   Vice President of       Since 1999      Vice President of EVM and BMR.
 Jr.                     the Trust                           Officer of 36 investment
 10/5/44                                                     companies managed by EVM or
                                                             BMR.
 Alan R. Dynner          Secretary        Secretary of the   Vice President, Secretary and
 10/10/40                                Trust since 1997;   Chief Legal Officer of BMR,
                                          of the Portfolio   EVM, EVD and EVC. Officer of
                                             since 1998      190 investment companies
                                                             managed by EVM or BMR.
 Kristin S.             Treasurer of       Since 2002(2)     Assistant Vice President of
 Anagnost              the Portfolio                         EVM and BMR. Officer of 109
 6/12/65                                                     investment companies managed
                                                             by EVM or BMR (since January
                                                             1998.) Formerly, Manager at
                                                             Chase Global Funds Services
                                                             Company.
 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM,
 4/1/45                    Trust                             and EVD. Officer of 112
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122


EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.


038-12/02                                                                 IGSRC